Exhibit 10.7

August 16, 2012

TV18 HSN Holdings Limited

Diomidous, 10 ALPHAMEGA AKROPOLIS BUILDING,

3rd floor, Flat/Office 401, P.C 2024,

Nicosia, Cyprus

Dear Sirs,

We, Network18 Media & Investments Limited, as the majority shareholder of TV18 HSN Holdings Limited, Cyprus, hereby irrevocably agree that we shall, in the event that TV18 HSN Holdings Limited, Cyprus fails to arrange the required finances by itself, directly provide to your Indian subsidiary, TV18 Home Shopping Network Limited, such financial support as is necessary to enable TV18 Home Shopping Network Limited to fulfill its business obligations in all material respects for a period of up to 12 months from the date of this letter.

This letter is intended to be legally binding and shall be governed by Laws of India.

Thanking you,

Yours faithfully

For Network18 Media & Investments Limited

/s/ R.D.S Bawa

R.D.S Bawa

Group CFO-Network18

Network18 Media & Investments Limited

Regd. office: 503, 504 & 507, 5th Floor, Mercantile House, 15 Kasturba Gandhi Marg, New Delhi- 110 001

Corp. office: Express Trade Tower, Plot No. 15-16, Sector 16A, Noida, Uttar Pradesh- 201 301

Tel # 95-120- 4341818, fax # 95-120- 4324110